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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT,
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (Date of Earliest Event Reported): July 27, 2001


                               booktech.com, inc.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


             Nevada                      000-26903                88-0409153
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(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                       Identification No.)


     42 Cummings Park, Woburn, MA                                       01801
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(Address of Principal Executive Offices)                              (Zip Code)


       Registrant's telephone number, including area code: (781) 933-5400

                                   ----------


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ITEM 5. OTHER EVENTS

BOOKTECH.COM RETAINS ATLAS CAPITAL SERVICES, INC. TO EXPLORE STRATEGIC ALTERNATIVES

WOBURN, Mass.--(BUSINESS WIRE)--July 31, 2001-- booktech.com, Inc. (AMEX:BTC), a leader in on-demand publishing for education and training, today announced that it has retained the New York based investment banking firm of Atlas Capital Services, Inc. to advise the company on strategic alternatives to maximize shareholder value.

"We are very pleased to announce this relationship with Atlas Capital Services," said William G. Christie, Chairman of the Board and Chief Executive Officer of booktech.com, Inc. "Although as I have said in the past, booktech.com's innovated solutions have incredible potential to revolutionize the way textbooks are delivered to the educational communities, I am mindful of the short and long term challenges facing the company, including the tough business attitudes in the markets toward our business sector, and the challenges we face in raising additional capital to meet our business requirements. Under these circumstances, it is prudent for the company to consider alternatives to the status quo."

Christie concluded, "Atlas Capital is an excellent company, and I am pleased to have their guidance in evaluating what is best for booktech.com and our shareholders."

Marat Roisenberg, Executive Vice-President of Atlas Capital Services added, "We are excited to work with booktech.com in exploring the company's strategic alternatives, including a possible merger or sale, to expand and capitalize on booktech's recognized brand name and to enhance shareholder value."

Booktech also announced that two of its Board members have resigned. Barry Romeril and Dr. Sherry Turkle have stepped down as members of the Board.

About booktech.com

booktech.com (www.booktech.com) is a digital and online publisher of customized textbooks, coursepacks, and other educational materials for higher education, K-12, distance education, non-profit organizations, and corporate training. Since its inception in 1995, booktech.com has published 7,000 individual customized textbook titles for more than 3,000 professors on 500 campuses, in addition to a K-12 book titles.

Certain of the statements in this news release are forward-looking statements. While these statements reflect the Company's beliefs, they are subject to uncertainties and risks that could cause actual results to differ materially from the results predicted and reported results should not be considered an indication of future performance.

Contact:

Booktech.com, Inc.
     Richard Lewis Associates
     Richard Lewis, 818/955-5481
     rlewis@dicentertainment.com


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                    booktech.com, inc.

Dated: Aug 1, 2001             By:  /s/ WILLIAM G. CHRISTIE
                                    -----------------------------------
                                    William G. Christie
                                    President and Chief Executive Officer